Share Based Compensation	12 Months Ended
Mar. 31, 2025
Share Based Compensation [Abstract]
Share based compensation

19. Share based compensation

During the year ended March 31, 2025, $nil (Year ended March 31, 2024 - $317,882) was recognized for options and restricted stock units (“RSU’s”) granted by Psyence Group under professional and consulting fees expenses and general and administrative expenses on the consolidated statements of net loss and comprehensive loss. No options are outstanding as of March 31, 2025.

This share-based compensation relates only to the historic carve out pre-combination period and does not relate to options or RSUs in the Company. No share options or RSUs have been issued by the Company during the year.